UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 1, 2022

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
302 Knights Run Avenue, Suite 1200 Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Overseas Shipholding Group, Inc. (the “Company”) was held on June 1, 2022. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. The Company had 87,776,696 shares of its Class A Common Stock (“Common Stock”) outstanding and entitled to vote at the Annual Meeting, of which 71,127,682 shares were represented at the meeting by holders present in person or by proxy, constituting 81.03% of the shares of Common Stock outstanding and entitled to vote, and accordingly a quorum was present. There were 11,837,351 broker non-votes. The following summarizes all matters voted on at the Annual Meeting.

1. Election of Directors. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected, subject to the Company’s Bylaws, as a director of the Company until the next Annual Meeting and until election and qualification of their successors. The tabulation of votes cast was as follows:

	For	Withheld
Rebecca DeLaet	58,056,597	1,233,734
Joseph I. Kronsberg	58,085,524	1,204,807
Anja L. Manuel	56,447,349	2,842,982
Samuel H. Norton	58,110,681	1,179,650
John P. Reddy	57,009,089	2,281,242
Julie E. Silcock	58,060,014	1,230,317
Gary Eugene Taylor	56,873,255	2,417,076
Douglas D. Wheat	58,073,440	1,216,891

2. Executive Compensation. Stockholders approved, on a non-binding advisory basis, the resolution to approve the compensation of the Named Executive Officers for 2021 as described in the “How We Compensate Our Executives” section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement. The tabulation of votes cast was as follows:

For	Against	Abstentions
58,789,480	439,536	61,315

3. Auditor Appointment Ratification. Stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for 2022. The tabulation of votes cast was as follows:

For	Against	Abstentions
71,081,591	33,085	13,006

4. Amendment to Incentive Compensation Plan. Stockholders approved the resolution to approve an amendment to the Overseas Shipholding Group, Inc. 2019 Incentive Compensation Plan for Management to increase the number of shares of Common Stock available for issuance by five (5) million shares. The tabulation of votes cast was as follows:

For	Against	Abstentions
34,634,490	24,620,665	35,176

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date:	June 3, 2022
		By:	/s/ SUSAN ALLAN
Susan Allan
Vice President, General Counsel and
Corporate Secretary